UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑

Filed by a party other than the Registrant ☐

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Virgin Galactic Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2024

Virgin Galactic Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38202	85-3608069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Flight Way Tustin, California	92782
(Address of principal executive offices)	(Zip Code)

(949) 774-7640

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SPCE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 29, 2024, Virgin Galactic Holdings, Inc. (the “Company”) received a notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) that it is no longer in compliance with Section 802.01C of the NYSE Listed Company Manual (“Section 802.01C”), which requires listed companies to maintain an average closing price per share of at least $1.00 over a 30 consecutive trading-day period. Pursuant to Section 802.01C, the Company has a period of six months after receipt of the Notice (the “Cure Period”) to regain compliance. As of the date of this Current Report on Form 8-K, the Company is in compliance with all other NYSE continued listing standards.

On May 29, 2024, the Company notified the NYSE of its intent to cure the deficiency and regain compliance with Section 802.01C. On April 29, 2024, the Company made available to its stockholders and filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Proxy Statement”) related to the Company’s 2024 annual meeting of stockholders (the “Annual Meeting”). The Proxy Statement includes, among other things, a stockholder voting proposal to authorize the Company’s Board of Directors (the “Board”) to effect a reverse stock split of the Company’s outstanding shares of common stock, par value $0.0001 per share (“Common Stock”), after the Annual Meeting at a reverse stock split ratio ranging from any whole number between 1-for-2 and 1-for-20, as determined by the Board in its discretion (the “Reverse Stock Split”), subject to the Board’s authority to abandon such Reverse Stock Split. If the Company obtains stockholder approval of the Reverse Stock Split at the Annual Meeting and effects the Reverse Stock Split during the Cure Period, then the Company would expect to regain compliance with Section 802.01C at such time that the trading price per share of Common Stock promptly exceeds $1.00 per share, and remains above that level for at least the 30 trading-day period thereafter. The Company may consider various other available options to regain compliance with Section 802.01C.

The Company can otherwise regain compliance with Section 802.01C at any time during the Cure Period if, on the last trading day of any month during the Cure Period, the Common Stock has a closing price of at least $1.00 and an average closing price of at least $1.00 over the 30 trading-day period ending on such date. There can be no assurance that the Company will be able to regain compliance with Section 802.01C or will not otherwise be delisted from the NYSE before or after the stockholders have the opportunity to approve the Reverse Stock Split at the Annual Meeting and/or the Company is able to effect the Reverse Stock Split. In addition, there can be no assurance that the Company will be able to obtain stockholder approval of the Reverse Stock Split at the Annual Meeting.

The Common Stock will continue to be listed and trade on the NYSE under the symbol “SPCE”, subject to the Company’s compliance with the other NYSE continued listing standards.

Item 7.01	Regulation FD Disclosure.

As required by Section 802.01C, on May 29, 2024, the Company issued a press release regarding the Notice. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act. All statements contained in this report other than statements of historical fact, including, without limitation, statements regarding the impact of the Notice on the Company’s business and results of operations and the trading prices and volatility of the Common Stock, the Company’s ability to cure compliance with Section 802.01C, including the ability to obtain timely stockholder approval of the proposal authorizing the Board, in its discretion, to effect a Reverse Stock Split or any other action intended to cure compliance with Section 802.01C, or at all, the availability or success of other options intended to cure compliance with Section 802.01C that the Company may take, and the Company’s ability to maintain compliance with the other requirements of the NYSE’s continued listing standards, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the risk that the Notice and noncompliance with Section 802.01C may impact the Company’s results of operations, business operations and reputation with or ability to serve its stockholders and/or customers, and the trading prices and volatility of the Common Stock; that any actions taken by the Company that are intended to cure compliance with Section 802.01C, including stockholder approval of the proposal authorizing the Board, in its discretion, to effect a Reverse Stock Split or any action that requires stockholder approval, may not be adequate to cure compliance with Section 802.01C or that the Company may otherwise fail to meet the NYSE’s continued listing standards; and the risk that the Company may not obtain required stockholder approval of the proposal authorizing the Board, in its discretion, to effect a Reverse Stock Split at the Annual Meeting or any other action intended to cure compliance with Section 802.01C, and the other factors, risks and uncertainties included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as such factors may be updated from time to time in the Company’s other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of the Company’s website at www.virgingalactic.com, which could cause the Company’s actual results to differ materially from those indicated by the forward-looking statements made in this report. Any such forward-looking statements represent management’s estimates as of the date of this report. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause the Company’s views to change.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Virgin Galactic Holdings, Inc., dated May 29, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2024	VIRGIN GALACTIC HOLDINGS, INC.

	By:	/s/ Sarah Kim
	Name:	Sarah Kim
	Title:	Executive Vice President, Chief Legal Officer and Secretary

Exhibit 99.1

Virgin Galactic Receives NYSE Continued Listing Standard Notice

Company Intends to Return to Compliance with NYSE Standard

Notice Does Not Impact Trading of the Company’s Common Stock

ORANGE COUNTY, CALIFORNIA – May 29, 2024 – Virgin Galactic Holdings, Inc. (NYSE: SPCE) (“Virgin Galactic” or the “Company”) today announced that on May 29, 2024 it received a notice from the New York Stock Exchange (the “NYSE”) that the average closing price per share of its common stock did not exceed $1.00 over a 30 consecutive trading-day period, which is required for continued listing on the NYSE.

The Company has notified the NYSE of its intent to regain compliance with the continued listing standards by seeking stockholder approval at its upcoming annual meeting of stockholders on June 12, 2024 to complete a reverse stock split of the Company’s common stock. Virgin Galactic filed a proxy statement with the U.S. Securities and Exchange Commission on April 29, 2024 that contains additional details about the proposed reverse stock split.

Pursuant to NYSE rules, the Company has six months after receipt of the notice to regain compliance with Section 802.01C of the NYSE Listed Company Manual. During this period, the Company’s common stock will continue to be listed and trade on the NYSE.

Virgin Galactic remains committed to its strategic focus of delivering Delta Class spaceships for commercial service in 2026 and scaling the business to deliver profitable growth and stockholder value over the long term.

About Virgin Galactic

Virgin Galactic is an aerospace and space travel company, pioneering human spaceflight for private individuals and researchers with its advanced air and space vehicles. Scale and profitability are driven by next generation vehicles capable of bringing humans to space at an unprecedented frequency with an industry-leading cost structure. You can find more information at https://www.virgingalactic.com/.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding the impact of the NYSE notice on our business and results of operations and the trading prices and volatility of our common stock, our ability to cure compliance with Section 802.01C, including the ability to obtain timely stockholder approval of the proposal authorizing our board of directors, in their discretion, to effect a reverse stock split or any other action intended to cure compliance with Section 802.01C, or at all, the availability or success of other options intended to cure compliance with Section 802.01C that we may take, and our ability to maintain compliance with the other requirements of the NYSE’s continued listing standards, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the risk that the NYSE notice and noncompliance with the NYSE’s continued listing standards may impact our results of operations, business operations and reputation with or ability to serve our stockholders and/or customers, and the trading prices and volatility of our common stock; that any actions taken by us that are intended to cure compliance with the NYSE’s continued listing standards, including stockholder approval of the proposal authorizing our board of directors, in their discretion, to effect a reverse stock split or any action that requires stockholder approval, may not be adequate to cure compliance with the continued listing standards or that we may otherwise fail to meet the NYSE’s continued listing standards; and the risk that we may not obtain required stockholder approval of the proposal authorizing our board of directors, in their discretion, to effect a reverse stock split or any other action intended to cure compliance with the NYSE’s continued listing standards, and the other factors, risks and uncertainties included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as such factors may be updated from time to time in our other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.virgingalactic.com, which could cause our actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

For media inquiries:

Aleanna Crane—Vice President, Communications

news@virgingalactic.com

575.800.4422

For investor inquiries:

Eric Cerny—Vice President, Investor Relations

vg-ir@virgingalactic.com

949.774.7637